AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 20, 2016.

No. 811-22995

No. 333-198603

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. 6	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 7	☒

(Check appropriate box or boxes)

TRIMTABS ETF TRUST

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

2nd Floor

New York, NY 10105

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  646-380-2499

Name and Address of Agent for Service:	With a copy to:
Stellar Corporate Services LLC	Stacy L. Fuller
3500 South Dupont Highway	K&L Gates LLP
Dover, County of Kent, Delaware 19901	1601 K Street NW
Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on [ ] pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	on [ ] pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on [ ] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TrimTabs Asset Management

Prospectus

September 20, 2016

TrimTabs Float Shrink ETF (TTAC)

This Prospectus provides important information about the TrimTabs Float Shrink ETF (“Fund”), a series of TrimTabs ETF Trust (“Trust”), that you should know before investing in the Fund. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund (“Shares”) are or will be listed and traded on Bats Exchange, Inc. (“Bats” or “Exchange”). Shares are not individually redeemable. The Trust is a registered investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Fund’s Statement of Additional Information dated September 20, 2016 (“SAI”) (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

FUND SUMMARY

TrimTabs Float Shrink ETF

Investment Objective

The Fund seeks to generate long-term returns in excess of the total return of the Russell 3000® Index (the “Index”), with less volatility than the Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may also pay brokerage commissions on the purchase and sale of Shares.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee:	0.59%
Distribution and/or Service (12b-1) fees:(1)	0.00%
Other Expenses:(2)	0.00%
Total Annual Fund Operating Expenses:(2)	0.59%

(1)	Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund or will be paid by the Fund in its first year of operation, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.
(2)	Based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$62	$194

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, as represented by the Index. The Fund seeks to achieve this goal by investing in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance. Based on extensive historical research, TrimTabs Asset Management, LLC (the “Adviser”) designed the following quantitative stock selection rules to make allocation decisions and to protect against dramatic over- or under-weighting of individual securities in the Fund’s portfolio.

Decile Rankings of Russell 3000® Index Stocks.  The Adviser ranks stocks in the Index by decile (i.e., top 10%, top 20%, top 30%, etc.) based on the following criteria:

(i)	the decrease in their outstanding shares (“float shrink”) over approximately the past 126 trading days;
(ii)	the increase in free cash flow (the money available to the company that is not used to pay for its daily operations) over approximately the past 126 trading days; and

(iii)	the decrease in leverage over approximately the past 126 trading days. Leverage is measured as the ratio of total liabilities to total assets. The Adviser uses the relative decrease in leverage rather than amount of leverage itself as a criterion because the degree of leverage varies across industries.

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Index measures the performance of approximately 98% of the total market capitalization of the publicly traded U.S. equity market.

The top decile of stocks ranked represent the companies in the Index with (1) the largest reduction in shares outstanding, (2) the strongest growth in free cash flow, and (3) the largest decrease in leverage, respectively.

Stock Selection Algorithm.  The Adviser uses an algorithm to combine the three rankings into a single ranking for each stock ranked (“combined ranking”). The algorithm places a higher weight on the float shrink ranking, followed by the free cash flow ranking, followed by the leverage ranking. Under normal circumstances the Fund invests in 80 to 120 stocks from the top decile of stocks with the highest combined ranking, although the Adviser retains discretion to adjust allocations.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.

Authorized Participants Concentration Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV.

Equity Investing Risk.  An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Investment Risk.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Large Capitalization Company Risk.  The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Management Risk.  The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that the Fund will achieve its investment objective. This could result in the Fund underperforming comparable investment vehicles.

Market Events Risk.  Turbulence in the financial markets and reduced liquidity in the equity markets may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Premium-Discount Risk.  The Shares may trade above or below their net asset value (or NAV). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The market price of Shares may also fluctuate in accordance with changes in the liquidity, or the perceived liquidity, of the Fund’s holdings, and a decrease, or a perceived decrease, in such liquidity may lead to increased divergence between the Shares’ market price and NAV.

Secondary Market Trading Risk.  Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

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Sector Risk.  To the extent that the Fund’s investments are focused on a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Focusing on a particular industry or group of industries could increase the Fund’s volatility over the short term.

Small and Medium Capitalization Company Risk.  Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Performance

The Fund had not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.trimtabsfunds.com.

Investment Adviser

TrimTabs Asset Management, LLC (the “Adviser”) serves as the investment adviser of the Fund.

Portfolio Manager

Theodore M. Theodore, CFA will be the Fund’s portfolio manager when the Fund commences operation. Mr. Theodore is also the Vice Chairman of the Adviser.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you as long-term capital gains to the extent reported by the Fund as “capital gain dividends,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Additional Information About The Fund’s Investment Strategies and Risks

This Prospectus describes the principal investment strategies and risks of the Fund, but does not describe all of the Fund’s investment practices. For more information about other types of investments the Fund may make, and about the risks of investing in the Fund, please see the Fund’s SAI, which is available upon request. The Fund’s investment objective is non-fundamental and may be changed without a vote of shareholders upon at least 60 days’ prior written notice to shareholders.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. Accordingly, the Adviser, subject to the oversight of the Board, has discretion on a daily basis to manage the Fund’s portfolio actively in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy

The following convictions constitute the guiding philosophy of the long-term value investment strategy pursued by the Adviser on behalf of the Fund:

•	Top insiders at a company know more about the company’s fundamentals than the general public. These insiders can influence the price of the company’s shares by timing equity issuance and stock buybacks, which shrink a company’s float, to their advantage. In addition, supply and demand dictate that stocks should perform best when their float is shrinking: all else being equal, if the same amount of money is chasing a smaller number of shares, then the share price increases. For these reasons, shares of companies that shrink the float consistently should outperform the broader market.
•	Float shrink is most meaningful when it is driven by strong free cash flow growth. Thus, the Fund seeks to invest in companies that are shrinking their float because their free cash flow is growing.
•	Companies that use debt to repurchase shares do not perform as well as companies that finance their share repurchases internally. Thus, the Adviser favors companies that are able to shrink their float without increasing their leverage.

Investment Process

The Adviser’s investment process is quantitative. Based on extensive historical research, the Adviser designed the following stock selection rules:

Rebalancing, Weighting, Liquidity, and Trading Considerations

Liquidity Screening

Before trading, the Fund will estimate the liquidity impact of its suggested trades. Specifically, the Fund will avoid stocks whose average trading volume over the past 30 days would be too low to accommodate the Fund’s trades. As a result, the Fund will not invest in stocks that meet its investment criteria in terms of float shrink, free cash flow growth and leverage if their trading volume is too low.

Weighting and Sector Allocation

Although the Fund initially invests equally in the stocks that meet its investment criteria, the Fund is not market capitalization weighted. As a result, the Fund over weights small-cap stocks and mid-cap stocks relative to traditional, market cap weighted indices.

The relative weights of the sectors in the Fund may vary significantly from those of traditional, market cap weighted indices, because stocks with favorable liquidity characteristics may be concentrated in certain sectors. The Fund will not correct these sector effects because the Adviser’s research shows that they are a source of long-term outperformance.

Rebalancing and Trading Considerations

The Fund’s stock selection algorithm is run on a daily basis. Subject to the Adviser’s discretion, the Fund sells stocks that no longer meet the investment criteria, and the Fund adds stocks that meet the investment criteria. The Adviser may exercise its discretion not to sell or add stocks, including when the costs associated with entering into transactions may outweigh the benefits of revising the Fund’s portfolio. Trading costs should not be a significant drag on the Fund’s performance as the Fund’s portfolio is expected to be completely turned over approximately once per year.

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Since the data underlying the stock-selection process is disclosed in issuers’ 10Q and 10K filings with the SEC, the Fund trades more actively after companies report their quarterly earnings and balance sheet data.

Temporary Defensive Positions.  To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments either directly or through ETFs. The Fund may be invested in this manner for extended periods, depending on the Adviser’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements, and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

Additional Information About the Fund’s Risks

The risks are described in alphabetical order and not in the order of importance or potential exposure.

Principal Risks

Authorized Participants Concentration Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting from the Exchange.

Equity Investing Risk.  An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

Investment Risk.  As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Large Capitalization Company Risk.  Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Management Risk.  The Fund is actively managed and uses proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective or outperform other investment strategies over the short- or long-term market cycles. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Market Events Risk.  Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Any policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s

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investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Premium-Discount Risk.  The Shares may trade above or below their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. The market price of Shares may also fluctuate in accordance with changes in the liquidity, or the perceived liquidity, of the Fund’s holdings, and a decrease, or a perceived decrease, in such liquidity may lead to increased divergence between the Shares’ market price and NAV. Such divergence is more likely under stressed market conditions.

REITs Risk.  In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. The value of a REIT or similar REIT-like entity can depend on the structure of and cash flow generated by the REIT. As a result, investments in REITs may be volatile. Because REITs are pooled investment vehicles that have fees and expenses of their own, the Fund will indirectly bear its proportionate share of those fees and expenses, which may decrease Fund returns.

Secondary Market Trading Risk.  Investors buying or selling Shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Sector Risk.  To the extent that the Fund’s investments focus on a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Focusing on a particular industry or group of industries could increase the Fund’s volatility over the short term. While the Fund’s sector and industry exposure is expected to vary, from time to time the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

Small and Medium Capitalization Company Risk.  Investing in the securities of small and medium capitalization companies involves greater risks and the possibility of greater price volatility than customarily is associated with investing in larger, more established companies. Such companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, and often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because such securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning

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these securities compared to what is available for the securities of larger companies. As a result, the performance of small and medium capitalization companies may be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

RELATED HISTORICAL PERFORMANCE OF THE ADVISER

The performance information shown below represents a composite (the “Composite”) of the prior performance of all discretionary accounts with substantially similar investment objectives, policies and strategies as the Fund for which the Adviser served as investment adviser (“Composite Accounts”). You should not consider this past performance data to be an indication of the future performance of the Fund. For the periods shown, the Composite was comprised of a fund registered under the 1940 Act, a private account, or both. Therefore, the Composite was not at all times of the period presented subject to the investment limitations, diversification and other requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results presented. The Adviser maintains all performance records for the Composite. As of July 31, 2016, the Composite consisted of one Composite Account, with total assets under management of $553,103.81.

The Composite's performance, which has been provided by the Adviser, is provided to illustrate the past performance of the Composite Accounts as measured against a broad-based market index, and does not represent the historical performance of the Fund, nor should it be considered a substitute for the Fund's performance. The performance of the Composite is not indicative of the Fund’s future performance. Results may differ as between the Composite and the Fund because of, among other factors, differences in management fees.

The Composite's net of fee performance reflects returns net of all fees actually charged to the Composite Accounts, including management fees and custodial fees. To the extent that operating expenses incurred by the Composite Accounts were lower than the operating expenses of the Fund, such expenses had less adverse effect on the performance of the Composite than they would have had on the performance of the Fund.

The performance of the Composite was measured in accordance with the Global Investment Performance Standards (GIPS®). This performance calculation method differs from the SEC performance standards applicable to registered investment companies, such as the Fund. Investors should be aware that the use of a methodology different from that used to calculate the performance of the Fund could result in differing performance data.

Schedule of Comparative Performance (as of December 31, 2015)

	Year-To-Date(2)	1-Year	Three-Year	Since Inception (October 4, 2011)
Composite Account (NAV)(1)	6.84%	-1.90%	17.09%	18.59%
Russell 3000 Index	7.74%	0.48%	14.75%	17.53%

(1)	Performance reported as average annual total returns.
(2)	Performance as of July 31, 2016.

FUND MANAGEMENT

TrimTabs Asset Management, LLC acts as the Fund’s investment adviser. The Adviser is located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. The Adviser is an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser was founded in 2005 and managed approximately $13.5 million as of July 31, 2016. Since 2015, the Glick family has held a controlling interest in the Adviser through ownership of one or more entities holding a majority of the membership units in the Adviser.

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The Adviser is responsible for overseeing the management and business affairs of the Fund, and has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions. The Adviser continuously reviews, supervises, and administers the Fund’s investment programs. The Adviser has entered into an investment advisory agreement (“Management Agreement”) with respect to the Fund. Pursuant to that Management Agreement, the Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth below:

Fund	Advisory Fee
TrimTabs Float Shrink ETF	0.59%

The Adviser bears all of its own costs associated with providing these advisory services and all expenses of the Fund, except for the fee payment under the Management Agreement, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement with respect to the Fund will be available in the Fund’s first report to shareholders.

The Management Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty by the Board of Trustees or by a majority of the outstanding shares of the Fund on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund. The Management Agreement automatically terminates if it is assigned.

PORTFOLIO MANAGER

Theodore M. Theodore, CFA, Portfolio Manager and Vice Chairman is the portfolio manager responsible for the day-to-day management of the Fund.

Mr. Theodore joined the Adviser as Portfolio Manager and Vice Chairman of the Adviser in 2015. Prior to joining the Adviser in 2015, Mr. Theodore was an Independent Trustee of the Trust. In addition, Mr. Theodore was Senior Managing Director of Quantitative Analysis Services from 2014 to 2015, Managing Partner at Horizons Advisory from 2012 to 2014, and Chief Investment Officer at Avatar Associates from 1989 to 2012. Mr. Theodore holds a B.A. and an M.B.A. from the University of Michigan. He is a CFA charterholder.

The Fund’s SAI provides additional information about the portfolio manager, including other accounts managed, ownership in the Fund, and compensation.

OTHER SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53201, serves as the administrator and transfer agent to the Fund.

U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian to the Fund.

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53201, serves as the Fund’s distributor.

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves as the Independent Registered Public Accounting Firm to the Fund.

K&L Gates LLP, 1601 K Street, NW, Washington, District of Columbia 20006, serves as legal counsel to the Fund.

BUYING AND SELLING FUND SHARES

Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Units of 25,000 Shares, which are likely to cost over a million dollars. Creation Units are issued and redeemed for cash and/or in-kind for securities.

Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem Shares directly from the Fund. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or “Creation Units.” Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

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Except when aggregated in Creation Units, Shares are not redeemable with the Fund.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy.

Shares of the Fund will be listed on the Exchange under the following symbol:

Fund	Trading Symbol
TrimTabs Float Shrink ETF	TTAC

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry.  Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.

Share Trading Prices.  The trading prices of the Fund’s Shares may differ from the Fund’s daily net asset value, or “NAV,” and can be affected by market forces of supply and demand for the Fund’s Shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.

The Exchange through the facilities of the Consolidated Tape Association or another market information provider intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and make no warranty as to the accuracy of these values.

Continuous Offering.  The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of

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the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

ACTIVE INVESTORS AND MARKET TIMING

The Board of Trustees has evaluated the risks of market timing activities by the Fund’s shareholders. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board of Trustees noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board of Trustees noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board of Trustees also noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Fund may also employ fair valuation pricing, which may minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by the Fund in effecting trades. Given this structure, the Board of Trustees determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

NET ASSET VALUE

The net asset value, or “NAV,” of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.

The Fund calculates its NAV per Share by:

•	Taking the current market value of its total assets,
•	Subtracting any liabilities, and
•	Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

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Because securities listed on foreign exchanges may trade on weekends or other days when the Fund does not price its Shares, the NAV of the Fund, to the extent the Fund holds foreign securities, may change on days when shareholders will not be able to purchase or sell Shares.

When calculating the NAV of the Fund’s Shares, expenses are accrued and applied daily and stocks held by the Fund are valued at their market value when reliable market quotations are readily available. Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available, the security will be valued as set forth in the Trust’s “Use of Independent Brokers to Value Securities Procedures” and “Fair Value Procedures”, as applicable. Investments in non-exchange traded investment companies are valued at their NAVs. Foreign currency exchange rates are generally determined as of 4:00 p.m., New York time. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board of Trustees.

If a market quotation is not readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s NAV is calculated. Foreign exchanges typically close before the time at which Fund Share prices are calculated, and may be closed altogether on some days when the Fund is open.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund Shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund’s performance. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.trimtabsfunds.com. Among other things, this website includes this Prospectus and the SAI, and will include the Fund’s holdings, the Fund’s last annual and semi-annual reports (when available), pricing information about Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through its website at www.trimtabsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is also available in the Fund’s SAI.

INVESTMENTS BY OTHER INVESTMENT COMPANIES

The Trust and the Fund are part of the TrimTabs family of funds and related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Shares of the Fund beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment. Accordingly, registered investment companies that wish to rely on the order must first enter into such a written agreement with the Trust and should contact the Trust to do so.

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DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund generally pays out dividends from its net investment income, if any, to shareholders quarterly, and distributes its net capital gains, if any, to shareholders annually. The Fund typically earns dividends from stocks in which it invests. These amounts, net of expenses, are passed along to Fund shareholders as “income dividends.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain dividends.”

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole Shares of the distributing Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.

Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund to Shareholders holding Shares through a partnership (or other pass-through entity) or to Shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

Fund distributions to you and sale of your Shares in the Fund will have tax consequences to you. Such consequences may not apply if you hold your Shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account or 401(k) plan.

Taxes on Distributions

Distributions by the Fund generally are taxable to you as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income, net short-term capital gain in excess of net long-term capital loss, and net gains or losses from certain foreign currency transactions) will be taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares.

Distributions of the Fund’s net capital gain (which is net long-term capital gain in excess of net short-term capital loss) that are properly designated by the Fund as “capital gain dividends” will be taxable to you as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates (20% for taxpayers with taxable income exceeding certain thresholds), regardless of your holding period in the Fund’s Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce your adjusted tax basis in its Shares and, after the adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% (or 20% in some cases, as noted above), if the distributions are attributable to Shares held by you for more than one year. Distributions by the Fund that qualify as “qualified dividend income” are taxable to you at the long-term capital gain rate. In order for a distribution by the Fund to be treated as qualified dividend income, it must be attributable to dividends the Fund receives on stock of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other requirements and you must meet similar requirements with respect to the Fund’s Shares.

Distributions of the Fund’s investment company taxable income and net capital gains will also be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income” for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly) and for certain trusts and estates.

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Corporate shareholders are generally eligible for the 70% dividends-received deduction with respect to the Fund’s ordinary income dividends, but not its capital gain dividends, to the extent the Fund designates such dividends as qualifying for this deduction, except that the aggregate amount so designated in any year cannot exceed the dividends received by the Fund from domestic corporations.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional Fund Shares. Any distributions reinvested under such a service will nevertheless be taxable to you. You will have an adjusted basis in the additional Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Shares will have a holding period commencing on the day following the day on which they are credited to your account.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

You may be subject to federal back-up withholding tax, if you have not provided the Fund with a taxpayer identification number (for an individual, a social security number) and made other required certifications. You may also be subject to state and local taxes on distributions, sales and redemptions.

Taxes When Shares are Sold

Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year; otherwise, it will be classified as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed under “wash sale” rules if other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant that exchanges equity securities for one or more Creation Units generally will recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities surrendered plus (or minus) the Cash Component paid (or received). A person who redeems one or more Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received plus (or minus) the Cash Component received (or paid). The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon a redemption of one or more Creation Units is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing is only a summary of certain federal income tax considerations under current law, which is subject to change in the future. Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is in the Fund’s SAI.

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HOUSEHOLDING POLICY

It is the policy of the Fund to mail only one copy of the prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in the Fund(s) covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: TrimTabs ETF Trust, c/o Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53201 or calling us at: 800-617-0004.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, which may include, among others, the Fund’s investment adviser, custodian, and transfer agent, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

Financial highlights are not included because the Fund has not yet commenced operations as of the date of this Prospectus.

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If you would like more information about the Fund and the Trust, the following documents are available free, upon request:

Annual/Semi-Annual Reports to Shareholders

Additional information about the Fund will be in their annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during the preceding fiscal year.

Statement of Additional Information

An SAI dated September 20, 2016, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report, when available, or the SAI, or to request additional information about the Fund, please contact us as follows:

Call:	800-617-0004
Write:	TrimTabs ETF Trust c/o Quasar Distributors, LLC 615 East Michigan Avenue Milwaukee, WI 53201
Visit:	www.trimtabsfunds.com

Information Provided by the Securities and Exchange Commission

Information about the Fund, including their reports and the SAI, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

Investment Company Act File No. 811-22995.

STATEMENT OF ADDITIONAL INFORMATION

TRIMTABS ETF TRUST

TrimTabs Float Shrink ETF (TTAC)

1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
PHONE: 800-617-0004

September 20, 2016

Shares of the Fund will be listed and traded on the Bats Exchange, Inc. (“Bats” or “Exchange”).

This SAI describes the TrimTabs Float Shrink ETF (“Fund”), a series of the TrimTabs ETF Trust (“Trust”). The Trust is an open-end registered management investment company under the Investment Company Act.

TrimTabs Asset Management, LLC (“Adviser”), serves as the investment adviser to the Fund. Quasar Distributors, LLC serves as the distributor for the Fund (“Distributor”).

Shares of the Fund are neither guaranteed nor insured by the U.S. Government.

This SAI, dated September 20, 2016, is not a prospectus. It should be read in conjunction with the Fund’s Prospectus, dated September 20, 2016, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus and the Fund’s shareholder reports may be obtained without charge by writing to the Distributor, calling 800-617-0004 or visiting www.trimtabsfunds.com.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Adviser” means TrimTabs Asset Management, LLC.

“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, who has executed an agreement with the Distributor that governs transactions in the Fund’s Creation Units.

“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption) (other than the Transaction Fee), is identical to the NAV of the Creation Unit being purchased.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“Cash Component” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with creations.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 25,000 Shares that the Fund issues and redeems on a continuous basis at NAV. Shares will not be issued or redeemed except in Creation Units.

“Distributor” means Quasar Distributors, LLC.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“DTC” means the Depository Trust Company.

“Exchange” means Bats Exchange, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund” means the series of the TrimTabs Float Shrink ETF.

“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from the Fund.

“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

“IIV” means an approximate per Share value of the Fund’s portfolio, disseminated every fifteen seconds throughout the trading day by the Exchange through the facilities of the Consolidated Tape Association or other information providers, known as the Intraday Indicative Value.

“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of the Fund.

“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means the net asset value of the Fund’s Shares.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the Fund’s Prospectus, dated September 20, 2016, as amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, dated September 20, 2016, as amended and supplemented from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means the shares of the Fund.

“Transaction Fees” are fees imposed to compensate the Trust for costs incurred in connection with transactions for Creation Units. The Transaction Fee is comprised of a flat (or standard) fee and may include a variable fee. For the Transaction Fees applicable to the Fund, see “Transaction Fees” in this SAI.

“Trust” means the TrimTabs ETF Trust, a Delaware statutory trust.

TRUST AND FUND OVERVIEW

The Trust is a Delaware statutory trust formed on April 2, 2014 and an open-end registered management investment company comprised of three series, one of which is discussed in this SAI. The Fund is a diversified, actively-managed exchange-traded fund (“ETF”). The offering of the Shares is registered under the 1933 Act.

The Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities constituting the portfolio holdings of the Fund, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares of the Fund will be listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities. Rather, the Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 25,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from the Fund and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

Shares of the Fund will be listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or IIV, including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange for maintaining the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website, www.trimtabsfunds.com. In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.

INTRADAY INDICATIVE VALUE

The IIV is an approximate per Share value of the Fund’s portfolio holdings, which is disseminated every fifteen seconds throughout the trading day by the Exchange through the facilities of the Consolidated Tape Association or by other information providers. The IIV is based on the current market value of the Fund’s Fund Deposit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time. The IIV should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and make no warranty as to the accuracy of the IIV.

INVESTMENT POLICIES AND RESTRICTIONS

The investment policies enumerated in this section may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding voting securities, except as noted below:

1.	The Fund may not borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	The Fund may not issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	The Fund may not purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
5.	The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
6.	The Fund may not make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
7.	The Fund will not concentrate (i.e., hold more than 25% of their assets in the securities of a single industry or group of industries) their investments in issuers of one or more particular industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies.

8.	The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.

With respect to the fundamental policy relating to investing in real estate set forth in (4) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

With respect to the fundamental policy relating to investing in commodities set forth in (5) above, this policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. This policy also does not prevent the Fund from purchasing securities of issuers who are engaged in the commodities business.

With respect to the fundamental policy relating to making loans set forth in (6) above, the Investment Company Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations.

Except with respect to borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation. Thus, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder.

For purposes of the concentration policy, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

Reference is made to the Prospectus for a discussion of the primary investment objectives and policies of each of the Fund. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Fund (including the benchmarks of the Fund) may be changed by the Trustees without the approval of shareholders.

The investment techniques and strategies discussed below may be used by the Fund if, in the opinion of the Adviser, the techniques or strategies may be advantageous to the Fund. The Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to the Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

For purposes of this SAI, the word “invest” refers to the Fund’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to the Fund’s direct investments and indirect investments in securities and other instruments.

Additional information concerning the Fund, its investments policies and techniques, and the securities and financial instruments in which it may invest is set forth below.

Cash Items

The Fund may invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit and investment companies that invest primarily in such instruments.

Credit Quality Standards

When investing in fixed income securities and, if applicable, preferred or convertible stocks, the Fund maintains the following credit quality standards, which apply at the time of investment:

For securities that carry a rating assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Financial Services, LLC (“S&P”), or Fitch, Inc. (“Fitch”) (a “Rating Organization”), the Adviser will use the highest rating assigned by the Rating Organization to determine a security’s credit rating. Commercial paper must be rated at least “A-1” or equivalent by a Rating Organization. Corporate debt obligations, mortgage-backed and other asset-backed securities and municipal securities must be rated at least “B-”or equivalent by a Rating Organization. For securities that are not rated by a Rating Organization, the Adviser’s internal credit rating will apply and be subject to the equivalent rating minimums described here.

Debt-Related Investments

Asset-Backed Securities

Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

The Fund may also invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Consistent with the Fund’s investment objectives and policies, the Adviser also may invest in other types of ABS.

Corporate Debt Securities

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Debt securities may be acquired with warrants attached. The Fund may invest in commercial interests, including commercial paper, master notes and other short-term corporate instruments that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates, be reset periodically according to a prescribed formula or be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand future, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Fund’s percentage limitations for investments in illiquid securities.

Debt and Other Fixed Income Securities Generally

Debt securities include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, and political subdivisions, foreign governments, their authorities, agencies, instrumentalities, and political subdivisions, supra-national agencies, corporate debt securities, master-demand notes, Yankee dollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Debt securities may be investment grade securities or high yield securities, which are described below. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two Rating Organizations rating that security, rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security, or unrated, if deemed to be of comparable quality by the Adviser and traded publicly on the world market. The Fund, at the discretion of the Adviser, may retain a debt security that has been downgraded below the initial investment criteria.

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity).

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Given the historically low interest rate environment, risks associated with rising rates are heightened. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.

Because interest rates vary, the future income of the Fund that invests in fixed income securities cannot be predicted with certainty. The future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

Financial Institution Obligations.

The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

High Yield Securities

Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. The Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. High yield securities are inherently speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Companies that issue high yield bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for high yield bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to high yield bonds because such issues may be subordinated to other creditors of the issuer.

The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition. The lower the rating of a high yield bond, the more speculative its characteristics.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. The Fund may invest in other asset-backed securities that have been offered to investors.

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or SMBSs. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the Fund may have to treat the security’s final maturity as its effective maturity, potentially increasing the volatility of the Fund.

The Fund may invest in municipal lease obligations. Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Many leases and contracts include no appropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

Investing in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds held by the Fund is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser. The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund investing in the issuer’s securities could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

U.S. Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Different kinds of U.S. government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”), and Federal Home Loan Banks (“FHLBs”).

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of credit.

As with other fixed income securities, U.S. government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

Zero Coupon Securities

Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. When an investor purchases a traditional coupon-bearing bond, it is paid periodic interest at a predetermined rate. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

Equity-Related Investments

Common Stocks

Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. This may not be true currently or in the future. The market value of all securities, including common stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities

Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Master Limited Partnerships

The Fund may invest in master limited partnerships (“MLPs”) which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Investments in Other Investment Companies or Other Pooled Investments

The Fund may invest in the securities of other registered investment companies to the extent permitted by law and consistent with the Fund’s investment objectives. Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end registered investment companies (including money market funds and ETFs). The market price for ETF and closed-end fund shares may be higher or lower than, respectively, the ETF’s and closed-end fund’s NAV. Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. As a result, an investment by the Fund in an ETF or investment company could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the securities underlying the ETF or investment company. The Fund also may invest in private investment funds, vehicles, or structures.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Real Estate Investment Trusts (“REITs”)

A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund’s fee table.

The Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, including regulations thereunder and IRS interpretations or similar authority upon which the Fund may rely or its failure to maintain exemption from registration under the Investment Company Act.

Warrants and Rights

The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Foreign-Related Investments

Depositary Receipts

The Fund may invest in foreign securities by purchasing sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the depositary holder. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. In addition, the issuers of securities underlying unsponsored depositary receipts may be subject to less stringent government supervision.

Emerging Markets

Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging market countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging market countries.

Foreign Currencies Transactions

The Fund may hold funds in bank deposits in U.S. or foreign currency, including during the completion of investment programs. These transactions will expose the Fund to foreign currency fluctuations. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment, and it may realize losses.

Conversion.  Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

The value of the Fund’s investments is calculated in U.S. dollars each day that the NYSE is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies depreciate relative to the U.S. dollar, the Fund’s NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should decrease. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares.

Foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such forward currency contracts. Therefore, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Foreign Government Securities

Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of foreign government securities have different kinds of government support. For example, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of foreign governments to tighten the availability of credit.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Union, and the Inter-American Development Bank.

As with other fixed income securities, foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of foreign government securities may fall during times of rising interest rates. Yields on foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

Foreign Investments

Foreign Market Risk.  Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities, or obtain exposure to them, or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk.  Securities in which the Fund invests, or to which it obtains exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk,” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U.S.  Foreign securities in which the Fund invests, or to which it obtains exposure, are generally held outside the U.S. in foreign banks and securities depositories. The Fund’s custodian is the Fund’s “foreign custody manager” as provided in Rule 17f-5 under the Investment Company Act. The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the sale of, foreign securities the Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply.

Dollar Rolls, Delayed Delivery Transactions and When Issued or Forward Commitment Securities

The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of delayed delivery transactions, including when-issued securities, is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities takes place at a later date, normally one to two months after the date of the commitment to purchase or sell. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the commitment to purchase or sell. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

Futures Contracts and Related Options

The Fund may purchase or sell stock index futures contracts and options thereon, including as a substitute for a comparable market position in the underlying securities. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying asset. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract, and that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. The Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. The Fund may cover its long or short positions in futures by earmarking or segregating with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, nondeliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Fund and claim an exclusion from the definition of the term “commodity pool operator” under the CEA with respect to the Fund. The Adviser therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of the Fund’s investment strategies. Although the Adviser expects to be able to execute the Fund’s strategies within the limitations, performance could be adversely affected.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

The Adviser also may deem certain securities to be illiquid as a result of the Adviser’s receipt from time to time of material, non-public information about an issuer, which may limit the Adviser’s ability to trade such securities for the account of any of its clients, including the Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net asset value. The judgment of the Adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.

Repurchase agreements are treated as loans by the SEC staff. The Fund will not enter into repurchase agreements if, as a result, the aggregate amount of the Fund’s loans exceed 33 1/3% of its total assets.

Reverse Repurchase Agreements

The Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be to the Fund’s advantage to do so. The Fund will earmark or segregate cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Securities Lending

The Fund may make secured loans of its portfolio securities; however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

To the extent the Fund engages in securities lending, securities loans will be made to broker-dealers that the Adviser believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the entire risk of loss on any reinvested collateral received in connection with securities lending.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Adviser will retain lending agents on behalf of the Fund based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees. The costs of lending securities are not reflected in the Fund’s Annual Fund Operating Expenses.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

Whenever the Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale (other than the proceeds of the short sale), equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.

Swap Agreements

The Fund may enter into swap agreements. The Fund may enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Fund will be two-party contracts. In connection with the Fund’s positions in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

In such a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash of other assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. However, the Fund has adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which could lead to significant losses. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s right as a creditor.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.

The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Adviser may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess will be earmarked or segregated by the Fund’s custodian. Inasmuch as these transactions are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, these transactions will not be construed to constitute senior securities within the meaning of the 1940 Act, and will not be subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swap agreements.

Cyber-Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover may vary from year to year, as well as within a year. The Fund’s portfolio turns over for a variety of reasons. A high portfolio turnover rate (for example, over 100%) may result in transaction costs to the Fund, including brokerage commissions and other transaction costs. The performance of the Fund could be negatively impacted by the increased costs.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Fund may invest because such contracts generally have a remaining maturity of less than one year.

The Fund has not yet commenced operations, therefore it does not have a portfolio turnover rate to report.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Board is comprised of three Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust (the “Independent Trustees”). The fund complex includes all Funds advised by the Adviser (“Fund Complex”).

The Trustees, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105.

Name, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Stephen J. Posner YOB: 1944	Trustee	Since 2014	Financial Advisor, Wunderlich Securities, Inc. (2005 – 2014).	3	Director, TrimTabs Investment Research (2016 – present)**
David A. Kelly YOB: 1938	Trustee	Since 2015	Founder and President, Three Lakes Advisors, Inc. (1996 – present).	3	Member, Audit Committee, Greenwich Historical Society (2011 – 2013).

Name, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee*
Charles Biderman YOB: 1946	Trustee and President of the Trust	Trustee and President since 2014	Chairman and Portfolio Manager, TrimTabs Asset Management, LLC (1990 – present); Founder and Chief Executive Officer, TrimTabs Investment Research (1990 – present); President, TrimTabs Index Services, LLC (2014 – present).	3	None

*	Mr. Biderman is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.
**	TrimTabs Investment Research does not control, and is not controlled by or under common control with, the Adviser.

Officers

Name, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Theodore M. Theodore YOB: 1940	Vice President	Since 2015	Vice Chairman and Chief Investment Officer,
TrimTabs Asset Management, LLC (2015 – present);
Senior Managing Director, Quantitative Analysis Services (2014 – present);
Managing Partner, Horizons Advisory
(2012 – 2014);
Co-Chief Investment Officer, Avatar Associates (1989 – 2012).
Jeffrey Lazar YOB: 1959	Chief Compliance Officer, Anti-Money Laundering Officer, and Principal Financial Officer	Since 2016	Chief Operating Officer and Chief Compliance
Officer, TrimTabs Asset Management, LLC
(2016 – present);
Chief Operating Officer, Dasoma Capital Management LLC (2014 – 2016);
Chief Financial Officer, Everkey
Global Partners (2008 – 2014).

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Stephen J. Posner:  Mr. Posner has extensive experience in the securities industry, having served as a general securities representative, registered options principal, and general securities sales supervisor of a broker-dealer.

David A. Kelly:  Mr. Kelly has extensive experience in the investment management industry, including as founder and president of an investment adviser.

Charles Biderman:  Mr. Biderman has extensive experience in the investment management industry, including as a chairman, chief executive officer and portfolio manager of an investment adviser and the founder and chief executive officer of a securities research firm.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.

In June 2014, Mr. Posner finalized a Letter of Acceptance, Waiver, and Consent (“AWC”) with FINRA. The AWC included findings by the FINRA staff that, over a 13 month period ending January 31, 2010, Mr. Posner, on behalf of certain customers, had executed sales of unregistered securities without verifying the availability of an exemption from registration for them, in violation of certain federal securities laws and a FINRA rule. Mr. Posner neither admitted nor denied these findings, and in connection with the settlement of the matter agreed to a fine, disgorgement, and a 10-day suspension from association with any FINRA member. The Board considered the AWC and determined that the subject matter of the AWC and Mr. Posner’s settlement with FINRA would not negatively impact his ability to serve as a Trustee.

Board Structure

Mr. Biderman is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings. The Board of the Trust met five times during the fiscal year ended July 31, 2016.

The Board normally holds four regularly scheduled meetings each year, at least one of which is in person. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person meeting of the Board; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board will conduct a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of Funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Fund.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, other service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has three standing committees: an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee. Each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of the Fund’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. During the fiscal year ended July 31, 2016, the Audit Committee met two times.

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Person”) of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. During the fiscal year ended July 31, 2016, the Nominating Committee met one time.

The purpose of the Qualified Legal Compliance Committee is to evaluate and recommend resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the fiscal year ended July 31, 2016.

Compensation of Trustees

The Independent Trustees were elected to the Board of the Trust effective October 22, 2014 and prior to that date had not received any compensation from the Funds. The Trust’s officers and any interested Trustees receive no compensation directly from the Trust.

The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.

Independent Trustees are paid $4,000 per quarter for attendance at meetings of the Board. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The table shows the total compensation paid to the Trustees for the Fund Complex for the fiscal year ended July 31, 2016:

	Compensation	Compensation Deferred	Total Compensation For the Fund Complex Paid to Trustees***
Independent Trustees
Stephen J. Posner	$16,000	$0	$16,000
David A. Kelly*	$13,315	$0	$13,315
Interested Trustee
Charles Biderman**	$0	$0	$0

*	Mr. Kelly was appointed to serve as an Independent Trustee on August 11, 2015.
**	Mr. Biderman is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.
***	Pursuant to the terms of its investment advisory agreement with respect to the Fund, the Adviser bears all of its own costs associated with providing advisory services and all the expenses of the Fund (excluding certain items, as provided in the investment advisory agreement), including Trustee compensation.

Fund Shares Owned by Trustees

The table below shows the dollar range of equity securities in the Fund beneficially owned by each Trustee as of December 31, 2015:

Trustee Name	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Fund Complex Overseen By Trustee
Independent Trustees
Stephen J. Posner	TrimTabs Float Shrink ETF	N/Aˆ	$0
David A. Kelly	TrimTabs Float Shrink ETF	N/Aˆ	$0
Interested Trustee
Charles Biderman	TrimTabs Float Shrink ETF	N/Aˆ	$1 – 10,000

ˆ	As of December 31, 2015, the Trustees did not own any of the outstanding Shares of the Fund because the Fund was not operational as of that date.

As of December 31, 2015, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Codes of Ethics

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, the Adviser and the Distributor have each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust’s most recent Form N-PX is available without charge, upon request, by calling 800-617-0004. The Trust’s Form N-PX is available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Prior to the commencement of investment operations and the public launch of the Fund, the Adviser owned all of the initial Shares issued by the Fund. No other person owns of record or is known by the Fund to own beneficially 5% or more of the Fund’s outstanding equity securities.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Advisory Agreement

TrimTabs Asset Management, LLC is the investment adviser to the Fund. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (“Management Agreement”), the Fund pays the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below.

Fund	Advisory Fee
TrimTabs Float Shrink ETF (TTAC)	0.59%

As of the date of this SAI, the Fund has not commenced operations and no advisory fees have been paid.

The Adviser manages the investment and the reinvestment of the assets of the Fund in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and is a limited liability corporation organized under the laws of Delaware. The address of the Adviser is 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. The Adviser was founded in 2005 and provides investment advisory services to registered investment companies and separately managed accounts. As of July 31, 2016, the Adviser managed approximately $13.5 million. Since 2015, the Glick family has held a controlling interest in the Adviser through ownership of one or more entities holding a majority of the membership units in the Adviser.

The Adviser bears all of its own costs associated with providing these advisory services and all expenses of the Fund, except for the fee payment under the Management Agreement, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses.

The Management Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, but will be liable to the Trust and its shareholders only for willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Management Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Management Agreement with respect to the Fund will remain in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or Interested Persons of any person thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the

Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice and that it shall be automatically terminated if it is assigned.

Transfer Agent and Fund Accounting Agent

U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Fund pursuant to a transfer agent servicing agreement (the “Transfer Agent Servicing Agreement”) and as Fund Accounting agent pursuant to a fund accounting servicing agreement (the “Fund Accounting Servicing Agreement”). As compensation for these services, USBFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

Administrator

USBFS, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, also serves as the administrator for the Fund pursuant to a fund administration servicing agreement (the “Fund Administration Servicing Agreement”). Under the Fund Administration Servicing Agreement, USBFS is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust. USBFS generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the Investment Company Act and the rules thereunder, except as maintained by other agents), assisting in preparing reports to shareholders or investors, assisting in the preparation and filing of tax returns, supplying financial information and supporting data for reports to and filings with the SEC, and supplying supporting documentation for meetings of the Board. Pursuant to the Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence, bad faith or willful misconduct in the performance of its duties. As compensation for these services, the Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

Custodian

U.S. Bank, N.A. (“Custodian”), located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Custodian for the Fund pursuant to a custody agreement (the “Custody Agreement”). The Custodian holds the Fund’s assets, among other duties. Under the Custody Agreement, the Custodian is also authorized to appoint certain foreign custodians for Fund investments outside of the United States.

PORTFOLIO MANAGER

The following table provides information about other accounts managed by the portfolio manager who has day-to-day responsibility for management of the Fund. The reporting information is provided as of July 31, 2016:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Performance Fee Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Theodore M. Theodore	1	$12.9	—	—	1	$0.6	—	—

Potential Conflicts of Interest

The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.

The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.

Compensation

The portfolio manager’s compensation is comprised of a base salary and a bonus, which is based on the profitability of the Adviser. Thus, portfolio manager compensation is aligned with the interests of the Adviser’s clients, including the Fund and its investors.

Portfolio Manager Ownership in the Fund

As of the date of this SAI, the Fund has not commenced operations. Accordingly, no Portfolio Manager ownership is provided.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions

Portfolio changes will generally be implemented through in-kind transactions for Creation Units; however, the Adviser may execute brokerage transactions for the Fund and the Fund may incur brokerage commissions, particularly during the early stages of the Fund’s development or in the case of transactions involving realized losses. Also, the Fund may accept cash as part or all of an In-Kind Creation or Redemption Basket, in which case the Adviser may need to execute brokerage transactions for the Fund. Generally, equity securities, including securities of underlying ETFs, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Fund has not commenced operations as of the date of this SAI. Accordingly, no brokerage commission information is provided.

Brokerage Selection

The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Adviser may not select a broker-dealer based on the lowest commission rate available for a particular transaction. In such cases, the Adviser may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services provided to the Adviser consistent with Section 28(e) of the 1934 Act, which provides that the Adviser may cause the Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged as long as the Adviser makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent the Adviser obtains brokerage and research services that it otherwise would acquire at its own expense, the Adviser may have an incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The Adviser will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the 1934 Act. The types of products and services that the Adviser may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of brokerage and research services.

In some cases the Adviser may receive a product or service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Brokerage with Fund Affiliates

Although not expected, the Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the Investment Company Act, the 1934 Act and rules promulgated by the SEC. Under the Investment Company Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Securities of “Regular Broker-Dealers”

The Fund is required to identify any securities of their “regular brokers and dealers” (as such term is defined in the Investment Company Act) that the Fund may hold at the close of their most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, serves as the distributor of Creation Units for the Fund on an agency basis. The Trust has entered into a Distribution Agreement, (“Distribution Agreement”), under which the Distributor, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor’s principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. Shares will be continuously offered for sale on a best efforts basis by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Transactions in Creation Units.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor and its officers have no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the Investment Company Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. There is no current intention to charge such fees pursuant to the Plan. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Distributor does not retain 12b-1 fees for profit, but instead keeps any excess (if applicable) in retention for future distribution related expenses. The Adviser pays the Distributor a fee for certain distribution related services. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then-current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

Payments to Financial Intermediaries

The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another affiliate of the Fund, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another affiliate of the Fund may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves as the independent auditor to the Fund.

Legal Counsel

K&L Gates LLP, located at 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on April 2, 2014 and has authorized capital of unlimited Shares of beneficial interest of no par value that may be issued in more than one class or series. Currently, the Trust consists of one series that is actively managed, the Fund, and two series that are passively managed and seek investment results that track the performance (before fees and expenses) of their respective Underlying Indexes, the TrimTabs U.S. Free-Cash-Flow ETF and the TrimTabs Intl Free-Cash-Flow ETF.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders, but if requested in writing by shareholders of at least 25% of the outstanding Shares of the Fund, the Trust will call a meeting of shareholders of the relevant Fund. Shareholders holding two-thirds of Shares outstanding of the relevant Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the value of an investor’s investment in the Fund.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of the Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC acts as Securities Depository for Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

TRANSACTIONS IN CREATION UNITS

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund will issue fractional Creation Units. Shares of the Fund will only be issued against full payment, as further described in the Prospectus and this SAI.

A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust, and make a corresponding change in the number of Shares in a Creation Unit.

To purchase or redeem any Creation Units from the Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Purchasing Creation Units

Fund Deposit.  The consideration for a Creation Unit of the Fund is the Fund Deposit. The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component, or an all cash payment (“Cash Value”), as determined by the Adviser to be in the best interest of the Fund. Because any short positions in the Fund’s portfolio cannot be transferred in-kind, they will be represented by cash in the Cash Component and not in the In-Kind Creation Basket.

The Cash Component will typically include a “Balancing Amount” reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the Fund. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the Fund pays the Balancing Amount to the purchaser. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.

The Transfer Agent, in a portfolio composition file sent via the NSCC, generally makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be included in the current Fund Deposit for the Fund (based on information about the Fund’s portfolio at the end of the previous Business Day) (subject to amendment or correction). If applicable, the Transfer Agent, through the NSCC, also makes available on each Business Day, the estimated Cash Component or Cash Value, effective through and including the previous Business Day, per Creation Unit.

The announced Fund Deposit is applicable, subject to any adjustments as described below, for purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. From day to day, the composition of the In-Kind Creation Basket may change as, among other things, corporate actions and investment decisions by the Adviser are implemented for the Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding. The Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Cash in lieu.  The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Component to replace any security in the In-Kind Creation Basket. The Fund may permit or require cash in lieu:

(a)	in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement;
(b)	for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots;
(c)	TBA Transactions, short position and other positions that cannot be transferred in kind will be excluded from the Fund Deposit instruments;
(d)	to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or

In addition, purchases of Creation Units may be made in whole or in part on a cash basis, rather than in kind, under the following circumstances:

(a)	to the extent there is a Balancing Amount;
(b)	if, on a given Business Day, the Fund announces before the open of trading that all purchases or all purchases and redemptions on that day will be made entirely in cash;
(c)	if, upon receiving a purchase order from an Authorized Participant, the Fund determines to require the purchase to be made entirely in cash;
(d)	if, on a given Business Day, the Fund requires all Authorized Participants purchasing Shares on that day to deposit cash in lieu of some or all of the Fund Deposit instruments solely because:
(i)	such instruments are not eligible for transfer either through the NSCC or DTC; or
(ii)	in the case of the Fund’s foreign holdings, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances;
(e)	if the Fund permits an Authorized Participant to deposit cash in lieu of some or all of the Fund Deposit instruments because such instruments are not available in sufficient quantity; or
(f)	if the Fund permits a “custom” order, which is an order in which an Authorized Participant is permitted to deposit cash in lieu of some or all of the Fund Deposit instruments because such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.

The Fund will comply with the federal securities laws in accepting securities in the In-Kind Creation Basket, including the securities in the In-Kind Creation Basket that are sold in transactions that would be exempt from registration under the 1933 Act. All orders involving cash in lieu are considered to be “custom orders.”

Order Cut-Off Time.  For an order involving a Creation Unit to be effectuated at the Fund’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”). The Order Cut-Off Time for creation and redemption orders for the Fund is generally expected to be 4:00 p.m. Eastern time for In-Kind Creation and Redemption Baskets, and 3:00 p.m. Eastern time for Cash Value transactions. Accordingly, In-Kind Creation and Redemption Baskets are expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 4:00 p.m. Eastern time. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or

Redemption Basket and additional cash is included in the Fund Deposit or Fund Redemption in lieu of such security. Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the Fund’s NAV on that Business Day.

In all cases, cash and securities should be transferred to the Fund by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date for cash and the third Business Day following the Transmittal Date for securities. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.

Placement of Creation Orders.  All purchase orders must be placed by or through an Authorized Participant. To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor through the Transfer Agent. In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available. The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC Participants that are also participants in the Clearing Process of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. Certain orders for the Fund may be made outside the Clearing Process. In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Orders Using Clearing Process.  In connection with creation orders made through the Clearing Process, the Transfer Agent transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described below.

Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket (whether standard or custom) through DTC to the relevant Trust account by 11:00 a.m., Eastern time, (the “DTC Cut-Off Time”) on the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component, along with any cash in lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of corporate securities through DTC must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of government securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by the appointed time, such order may be canceled. Upon written notice to the Distributor through the Transfer Agent, a canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. Except as provided in Appendix C, the delivery of Creation Units so created will occur no later than the third Business Day following the day on which the order is deemed received by the Distributor. Authorized Participants that submit a canceled order will be liable to the Fund for any losses resulting therefrom.

Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Transfer Agent will notify the Distributor, Adviser, and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver the Fund Deposit (or cash in lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The Authorized Participant must also make available on or before the Settlement, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of the Fund, including if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the Fund Deposit would have adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust, the Fund or the Adviser, have an adverse effect on the Trust, the Fund or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Adviser make it practically impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit.  Once the Fund has accepted a creation order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Transfer Agent will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the In-Kind Creation Basket securities and the Cash Component, along with any cash in lieu and Transaction Fee. Except as provided in Appendix C, the delivery of Creation Units will generally occur no later than the third Business Day following the Transmittal Date for securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign securities, when the applicable local sub-custodian(s) has confirmed to the Custodian that the In-Kind Creation Basket (or cash in lieu) has been delivered to the Fund’s account at the applicable sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 115% of the market value, as adjusted from time to time by the Adviser, of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the Fund for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Cash Purchase Method.  When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Fund Deposit. In addition, cash purchases may be subject to Transaction Fees.

Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, Authorized Participants will be required to pay to the Trust a Standard Transaction Fee of $500. The Standard Transaction Fee applies to in-kind purchases of the Fund effected through the Clearing Process on any Business Day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). A Variable Transaction Fee of up to 2.00% of the total value of the Creation Unit may apply for, among other things: (i) creation and redemption transactions that occur outside the Clearing Process, and (ii) transactions effectuated wholly or partly in cash.

The Adviser, subject to the approval of the Board, may adjust the Transaction Fee from time to time. The Standard Transaction Fee is based, in part, on the number of holdings in the Fund’s portfolio and may be adjusted on a quarterly basis if the number of holdings increase. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets to (and from) the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

Redeeming Creation Units

Fund Redemptions.  Fund Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund and the Distributor through the Transfer Agent and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all cash payment (“Cash Value”), in all instances equal to the value of a Creation Unit. Because short positions cannot be transferred in kind, however, any short positions in the Fund’s portfolio will be represented by cash in the Cash Redemption Amount and not in the In-Kind Redemption Basket.

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Redemption Amount will typically include a Balancing Amount, reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the Fund.

The composition of the In-Kind Creation Basket will normally be the same as the composition of the In-Kind Redemption Basket. Otherwise, the In-Kind Redemption Basket will be made available by the Adviser or Transfer Agent. The Fund reserves the right to accept a nonconforming (i.e., custom) Fund Redemption.

In lieu of an In-Kind Redemption Basket and Cash Redemption Amount, Creation Units may be redeemed consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Such redemptions for the Fund may be subject to a variable charge, as explained above. If applicable, information about the Cash Value will be made available by the Adviser or Transfer Agent.

From day to day, the composition of the In-Kind Redemption Basket may change as, among other things, corporate actions are implemented for the Fund’s portfolio. All questions as to the composition of the In-Kind Redemption Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Cash in lieu.  The Fund may, in its sole discretion, permit or require the substitution of an amount of cash to be added to the Cash Redemption Amount to replace any security in the In-Kind Redemption Basket. The Fund may permit or require cash in lieu:

(a)	in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement;
(b)	for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots;
(c)	TBA Transactions, short position and other positions that cannot be transferred in kind will be excluded from the Fund Redemption instruments;
(d)	to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or

In addition, redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, under the following circumstances:

(a)	to the extent there is a Balancing Amount;
(b)	if, on a given Business Day, the Fund announces before the open of trading that all redemptions or all purchases and redemptions on that day will be made entirely in cash;
(c)	if, upon receiving a redemption order from an Authorized Participant, the Fund determines to require the redemption to be made entirely in cash;
(d)	if, on a given Business Day, the Fund requires all Authorized Participants redeeming Shares on that day to receive cash in lieu of some or all of the Fund Redemption instruments solely because:
(i)	such instruments are not eligible for transfer either through the NSCC or DTC; or
(ii)	in the case of the Fund’s foreign holdings, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or
(e)	if the Fund permits a “custom” order, which is an order in which an Authorized Participant is permitted to receive cash in lieu of some or all of the Fund Redemption instruments because:
(i)	such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or
(ii)	a holder of Shares of the Fund’s foreign holdings would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

The Fund will comply with the federal securities laws in satisfying redemptions with the applicable In-Kind Redemption Basket, including the securities in the In-Kind Redemption Basket that are sold in transactions that would be exempt from registration under the 1933 Act. All redemption orders involving cash in lieu are considered to be “custom redemptions.”

Placement of Redemption Orders.  Redemptions must be placed to the Distributor through the Transfer Agent. In addition, redemption orders must be processed either through the DTC process or the Clearing Process. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption order to the Distributor through the Transfer Agent.

An Authorized Participant submitting a redemption order is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification report, does not provide sufficient verification of the requested representations, the redemption order will not be considered to be in proper form and may be rejected by the Fund.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day. In connection with such orders, the Transfer Agent transmits on behalf of the Authorized Participant such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Redemption Amounts will be delivered using either the Clearing Process or the Federal Reserve System. The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and/or any Cash Redemption Amount owed to the redeeming party by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption order, the Transfer Agent will notify the Distributor, Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the securities are customarily traded and to which such securities (and any cash in lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the

Distributor through the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either: (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.

The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Delivery of Redemption Basket.  Once the Fund has accepted a redemption order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of an In-Kind Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash in lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Redemption Amount, any cash in lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method.  When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the In-Kind Redemption Basket minus any Transaction Fees.

DETERMINATION OF NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The Fund’s NAV per Share is computed by dividing the net assets by the number of Shares outstanding. For further information, see the “Net Asset Value” section of the Prospectus, which is incorporated by reference here.

TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, the Fund is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, the Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for taxation at reduced rates for non-corporate shareholders and for the dividends received deduction available in some circumstances to corporate shareholders. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough and cannot be remedied, the Fund could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to at least 98% of their ordinary taxable income and 98.2% of their capital gain net income (excess of capital gains over capital losses), if any. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Any market discount recognized by the Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments that may be engaged in by the Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of that Fund’s net capital gain. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Certain foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any forward contract or other position entered into or held by the Fund in conjunction with any other position held by that Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Distributions from the Fund’s net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Certain income distributions paid by the Fund to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

If, for any calendar year, the total distributions made exceed the Fund’s current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax-free return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% (20% for taxpayers with taxable income exceeding certain thresholds). The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction or as qualified dividend income.

An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a U.S. federal Medicare contribution tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Any taxable dividends paid by the Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

Investment income received by the Fund from sources within foreign countries and gains they realize on the disposition of foreign securities may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign issuers, that Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by that Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by that Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against federal income taxes. You may be subject to rules that limit or reduce your ability to fully deduct or claim a credit for your pro rata share of the foreign taxes paid by the Fund in which you invest.

The Fund will be required in certain cases to impose “backup withholding” on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the transferred securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Except as described below, dividends paid by the Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and net short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, withholding tax will not apply to any distributions to a non-U.S. Shareholder of net long-term capital gains over net short-term capital loss or upon such a shareholder’s sale or other disposition of Shares.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a U.S. withholding tax of 30% will apply to payments to certain foreign entities of U.S.-source dividends, and the gross proceeds paid after December 31, 2018, from dispositions of shares that produce U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of the Fund’s common shares.

FINANCIAL STATEMENTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this SAI and does not have financial statements to report.

Appendix A
Proxy Voting Policies and Procedures for the Trust

PROXY VOTING POLICIES AND PROCEDURES
OF
TRIM TABS ASSET MANAGEMENT, LLC

A.	General Proxy Voting Policies
(1)	Firm understands and appreciates the importance of proxy voting. To the extent that Firm has discretion to vote the proxies of its advisory clients, Firm will vote any such proxies in the best interests of advisory clients and investors (as applicable) and in accordance with the policies of Broadridge and the procedures outlined below.
B.	Proxy Voting Procedures
(1)	All proxies sent to advisory clients that are actually received by Firm or recorded by Broadridge (to vote on behalf of the advisory clients) will be provided to the Chief Compliance Officer or his delegate.
(2)	The Chief Compliance Officer will instruct Broadridge to generally adhere to the following procedures (subject to limited exception):
(a)	A written record of each proxy received by Firm or recorded by Broadridge (on behalf of its advisory clients) will be kept in Firm’s files;
(b)	Broadridge and the Chief Compliance Officer will determine which of Firm’s advisory clients hold the security to which the proxy relates;
(c)	Firm and Broadridge (collectively, referred to as “Proxy Voting Committee”) will review the proxy and determine how to vote the proxy in question in accordance with the guidelines set forth below.
(d)	Prior to voting any proxies, the Proxy Voting Committee will attempt to determine if there are any conflicts of interest related to the proxy in question. If a conflict is identified, the Chief Compliance Officer will make a determination as to whether the conflict is material or not.
(i)	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question.
(e)	Although not presently intended to be used on a regular basis, Firm is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).
C.	Handling of Conflicts of Interest
(1)	As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Firm and its advisory clients. This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of Firm has any relationship with the company or an affiliate of the company) to which the proxy relates outside an investment in such company by an advisory client of Firm.
(2)	If a conflict is identified and deemed “material” by the Proxy Voting Committee, Firm will determine whether voting in accordance with these proxy voting guidelines is in the best interests of affected advisory clients (which may include utilizing an independent third-party to vote such proxies).
(3)	With respect to material conflicts, Firm will determine whether it is appropriate to disclose the conflict to affected advisory clients and investors and give advisory clients and investors the opportunity to vote the proxies in question themselves, if applicable. If an advisory client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Firm and the ERISA advisory client reserves the right to vote proxies when Firm has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA advisory client, Firm will:
(a)	Give the ERISA advisory client the opportunity to vote the proxies in question themselves; or
(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA Advisory Clients (if any).

A-1

D.	Voting Guidelines

In the absence of specific voting guidelines mandated by a particular advisory client, Firm will endeavor to vote proxies in the best interests of each advisory client via the Broadridge policy.

In some foreign markets where proxy voting demands fee payment for agent services, Firm will balance the cost and benefit of proxy voting and may give up the proxy voting if the cost associated is greater than the benefits from voting.

(1)	Although voting certain proxies may be subject to the discretion of Firm, Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its advisory clients:
(a)	Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:
(i)	election of directors (where there are no related corporate governance issues);
(ii)	selection or reappointment of auditors; or
(iii)	increasing or reclassification of common stock.
(b)	Firm will generally vote against proposals that:
(iv)	make it more difficult to replace members of the issuer’s board of directors or board of managers; and
(v)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain advisory clients of Firm.
(c)	Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.
(d)	Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.
(e)	Firm will generally vote against proposals to move the company to another state less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.
E.	Disclosure of Procedures

A brief summary of these proxy voting procedures will be included in Firm’s Form ADV Part II and will be updated whenever these policies and procedures are updated.

F.	Record-keeping Requirements

The Chief Compliance Officer via Broadridge will be responsible for maintaining files relating to Firm’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Firm. Records of the following will be included in the files:

(1)	Copies of these proxy voting policies and procedures, and any amendments thereto;
(2)	A copy of each proxy statement that Firm or Broadridge actually receives; provided, however, that Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;
(3)	A record of each vote that Firm via Broadridge casts;
(4)	A copy of any document that Firm created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and
(5)	A copy of each written request for information on how Firm voted such advisory client’s proxies and a copy of any written response to any request for information on how Firm voted proxies on behalf of advisory clients.
G.	Testing and Reporting

The CCO will review the records on a quarterly basis and report compliance on the quarterly checklist.

A-2

Appendix B

Description of Securities Ratings

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC — Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC — Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C — Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) — The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC — Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C — Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D — Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults — “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns — Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) — The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Short-Term Credit Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Short-Term Credit Ratings

S&P’s Short-Term Credit Ratings:

The following descriptions of S&P’s short-term credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1  — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2  — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3  — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings — S&P assigns “dual” ratings to all debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term credit ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.

TRIMTABS ETF TRUST

PART C

Item 28. Exhibits.

(a)	(i)	Amended and Restated Certificate of Trust. (Incorporated by reference to Registrant’s registration statement filed on September 5, 2014)

	(ii)	Trust Instrument. (Incorporated by reference to Registrant’s registration statement filed on September 5, 2014)

(b)		By-laws. (Incorporated by reference to Registrant’s registration statement filed on September 5, 2014)

(c)		Trust Instrument, Articles IV, V, and VI, and By-Laws, Articles V, VI, VII and VIII

(d)	(i)	Investment Advisory Agreement between Registrant and TrimTabs Asset Management, LLC. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

	(ii)	Schedule A to the Investment Advisory Agreement between Registrant and TrimTabs Asset Management, LLC. (Filed herewith)

(e)	(i)	Distribution Agreement between Registrant and Foreside Fund Services, LLC. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

	(ii)	Form of Foreside Authorized Participant Agreement. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

	(iii)	Form of Distribution Agreement between Registrant and Quasar Distributors, LLC. (Filed herewith)

	(iv)	Form of Quasar Authorized Participant Agreement. (Filed herewith)

(f)		Bonus, profit sharing or pension plans. (Not applicable)

(g)	(i)	Custody Agreement between Registrant and The Bank of New York Mellon. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

	(ii)	Form of Custody Agreement between Registrant and U.S. Bank, N.A. (Filed herewith).

(h)	(i)	Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

	(ii)	Form of Transfer Agency Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC. (Filed herewith).

	(iii)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

	(iv)	Form of Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC. (Filed herewith).

	(v)	Form of Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC. (Filed herewith).

(i)		Opinion and Consent of Counsel. (Filed herewith)

(j)		Consent of Independent Registered Public Accounting Firm. (None)

(k)		Financial Statements Omitted from Prospectus. (None)

(l)		Letter of Investment Intent. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

(m)	(i)	Plan Pursuant to Rule 12b-1 with respect to shares of the Registrant. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

	(ii)	Schedule A to the Plan Pursuant to Rule 12b-1 with respect to shares of the Registrant. (Filed herewith)

(n)		Plan Pursuant to Rule 18f-3 under the 1940 Act. (Not applicable)

(o)		Reserved.

(p)	(i)	Form of Code of Ethics of Registrant. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

	(ii)	Code of Ethics of TrimTabs Asset Management, LLC. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

	(iii)	Code of Ethics of Foreside Financial Group, LLC, on behalf of Foreside Fund Services, LLC. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

	(iv)	Code of Ethics of Quasar Distributors, LLC. (Filed herewith)

Other Exhibits

(i)	Power of Attorney for Mr. Posner (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the registration statement filed on December 16, 2014)

(ii)	Power of Attorney for David Kelly (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the registration statement filed on January 27, 2016)

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

The Registrant is organized as a Delaware statutory trust and is operated pursuant to an Trust Instrument dated as of April 2, 2014 (the “Trust Instrument”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended. The Registrant’s Trust Instrument provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.

In particular, Article IX, Sections 1 and 2 of the Registrant’s Trust Instrument provide as follows:

Section 1.             INDEMNIFICATION.

(a)          Subject to the exceptions and limitations contained in subsection (b) below:

(i)          every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)          as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)          No indemnification shall be provided hereunder to a Covered Person:

(i)          who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust, a Series or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust or the applicable Series; or

(ii)          in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust or the applicable Series nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)          The rights of indemnification herein provided may be insured against by policies maintained by the Trust or the applicable Series, as the case may be, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust or Series personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d)          To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

(e)          Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 2.             INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon or expenses related thereto from the Assets belonging to the Series.

Section 9 of the Investment Advisory Agreement between the Registrant and TrimTabs Asset Management, LLC provides:

(a)          Adviser will give the Trust the benefit of the Adviser’s best judgment and efforts in rendering its services to the Trust. Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Adviser even though paid by it.

(b)          Adviser is expressly put on notice of, and hereby acknowledges and agrees to, the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that the obligations assumed by the Trust under this contract shall be limited in all cases to the Trust and its assets. Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, nor shall Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust. Adviser understands that the rights and obligations of each series of shares of the Trust under the Trust Instrument are separate and distinct from those of any and all other series.

(c)          Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)          Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

Section 6 of the Distribution Agreement between the Registrant and Foreside Fund Services, LLC provides:

(a)          The Trust agrees to indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (collectively, “Distributor Indemnitees”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) Distributor serving as Distributor for the Trust pursuant to this Agreement; (ii) any claim that the Registration Statement, Prospectus, Statement of Additional Information, shareholder reports, sales literature and advertisements specifically approved by the Trust, or other information filed by the Trust with the Commission (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, Statement of Additional Information, in light of the circumstances under which they were made) not misleading under the 1933 Act; (iii) the breach by the Trust of any obligation, representation or warranty contained in this Agreement; or (iv) the Trust’s failure to comply in any material respect with applicable securities laws.

The Trust does not agree to indemnify any Distributor Indemnitee or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor or a Distributor Indemnitee. The Trust will also not indemnify any Distributor Indemnitee with respect to any untrue statement or omission made in the Registration Statement, Prospectus, Statement of Additional Information that is subsequently corrected in such document (or an amendment thereof or supplement thereto) if a copy of the Prospectus (or such amendment or supplement) was not sent or given to the person asserting any such loss, liability, claim, damage or expense at or before the written confirmation to such person in any case where such delivery is required by the 1933 Act and the Trust had notified the Distributor of the amendment or supplement prior to the sending of the confirmation. In no case is the indemnity of the Trust in favor of any Distributor Indemnitee to be deemed to protect a Distributor Indemnitee against any liability to the Trust or its shareholders to which a Distributor Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Agreement.

The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any other Distributor Indemnitee in connection with the issuance or sale of Shares. Failure to notify the Trust of any claim shall not relieve the Trust from any liability that it may have to any Distributor Indemnitee against whom such action is brought except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. The Trust shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Trust elects to assume the defense, the defense shall be conducted by counsel chosen by it and reasonably satisfactory to Distributor Indemnitee(s). In the event the Trust elects to assume the defense of any suit and retain counsel, Distributor Indemnitee, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any suit, it will reimburse the Distributor Indemnitee, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them and acceptable to the Trust.

(b)          The Distributor agrees to indemnify and hold harmless the Trust, its affiliates and each of their respective directors, trustees, officers and employees and agents and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the “Trust Affiliates”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) the allegation of any wrongful act of the Distributor or any Distributor Indemnitee in connection with the activities of the Distributor pursuant to this Agreement; (ii) the breach of any obligation, representation or warranty contained in this Agreement by the Distributor; (iii) the Distributor’s failure to comply in any material respect with applicable securities laws, including applicable FINRA regulations; (iv) any material non-compliance by the Distributor with any and all exemptive orders issued to the Trust in connection with the offering of Shares under this Agreement, the 1940 Act, the 1933 Act or the 1934 Act with respect to which the Distributor receives adequate advance notice; or (v) any allegation that the Registration Statement, Prospectus, Statement of Additional Information, shareholder reports, any information or materials relating to the Funds (as described in section 3(g)) or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust by or on behalf of the Distributor or a Distributor Indemnitee.

In no case is the indemnity of the Distributor in favor of any Trust Affiliate to be deemed to protect any Trust Affiliate against any liability to the Trust or its security holders to which such Trust Affiliate would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any Trust Affiliate in connection with the issuance or sale of any of the Creation Units or the Shares. Failure to notify the Distributor of any claim shall not relieve the Distributor from any liability that it may have to the Trust Affiliate against whom such action is brought except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and reasonably satisfactory to the Trust, its officers and Board and to any controlling person or persons, defendant or defendants in the suit. In the event that Distributor elects to assume the defense of any suit and retain counsel, the Trust or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the Trust, its officers and Trustees or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them.

(c)          No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of section 6(a) or 6(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action.

The Form of Distribution Agreement between the Registrant and Quasar Distributors, LLC provides:

Article 7: Indemnification of Distributor. The Trust agrees to indemnify, defend and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), (i) arising by reason of any person acquiring any Shares or Creation Units, based upon the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading or (ii) any breach of any representation, warranty or covenant made by the Trust in this Agreement. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

In no case (i) is the indemnity of the Trust to be deemed to protect the Distributor against any liability to the Trust or its Shareholders to which the Distributor or such person otherwise would be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Trust to be liable to the Distributor under the indemnity agreement contained in this Article 7 with respect to any claim made against the Distributor or any person indemnified unless the Distributor or other person shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or such other person (or after the Distributor or the person shall have received notice of service on any designated agent). However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain legal counsel, the indemnified defendants shall bear the fees and expenses of any additional legal counsel retained by them. If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any legal counsel retained by the indemnified defendants.

The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any of its Shares or Creation Units.

Article 8: Indemnification of Trust. The Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees, officers, employees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) based upon the 1933 Act or any other statute or common law and arising by reason of any person acquiring any Shares or Creation Units, and alleging a wrongful act of the Distributor or any of its employees or alleging that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading, insofar as the statement or omission was made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Distributor.

Without limiting the generality of the foregoing, Distributor shall indemnify and hold the Trust harmless from and against any and all actual losses, expenses, and liabilities (including reasonable attorneys' fees) that the Trust may sustain or incur arising out of any breach of this Agreement.

In no case (i) is the indemnity of the Distributor in favor of the Trust or any other person indemnified to be deemed to protect the Trust or any other person against any liability to which the Trust or such other person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Trust or any person indemnified unless the Trust or person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust or upon any person (or after the Trust or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Trust or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

The Distributor shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the Distributor elects to assume the defense, the defense shall be conducted by legal counsel chosen by the Distributor and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional legal counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

The Distributor agrees to notify the Trust promptly of the commencement of any litigation, regulatory action (including an investigation) or proceedings against it or any of its officers in connection with the issue and sale of any of the Trust’s’ Shares or Creation Units.

Item 31.  Business and Other Connections of the Investment Advisor.

Reference is made to the caption “Fund Management” in the Prospectus constituting Part A that is included in this Registration Statement and “Management of the Funds” in the Statement of Additional Information constituting Part B that is included in this Registration Statement.

The information as to the directors and executive officers of TrimTabs Asset Management, LLC is set forth in TrimTabs Asset Management, LLC Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-72450), and is incorporated herein by reference.

Item 32.  Principal Underwriters.

(a)           The principal underwriter for certain Funds is Foreside Fund Services, LLC (“Foreside”), which acts as distributor for the Registrant and the following other funds:

1.	Absolute Shares Trust
2.	AdvisorShares Trust
3.	ALTMFX Trust
4.	American Beacon Funds
5.	American Beacon Select Funds
6.	Ark ETF Trust
7.	Avenue Mutual Funds Trust
8.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
9.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
10.	Bridgeway Funds, Inc.
11.	Calamos ETF Trust
12.	Cane Alternative Strategies Fund, Series of Northern Lights Fund Trust III
13.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
14.	Carlyle Select Trust
15.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
16.	Context Capital Funds
17.	Corsair Opportunity Fund
18.	Direxion Shares ETF Trust
19.	Evanston Alternative Opportunities Fund
20.	Exchange Traded Concepts Trust II
21.	FlexShares Trust
22.	Forum Funds
23.	Forum Funds II
24.	FQF Trust
25.	FSI Low Beta Absolute Return Fund
26.	Gottex Trust
27.	Henderson Global Funds
28.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
29.	Horizons ETF Trust
30.	Infinity Core Alternative Fund
31.	Ironwood Institutional Multi-Strategy Fund LLC
32.	Ironwood Multi-Strategy Fund LLC

33.	Little Harbor Multistrategy Composite Fund
34.	Manor Investment Funds
35.	Outlook Funds Trust
36.	Palmer Square Opportunistic Income Fund
37.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
38.	Pine Grove Alternative Fund
39.	Pine Grove Alternative Institutional Fund
40.	Plan Investment Fund, Inc.
41.	PMC Funds, Series of Trust for Professional Managers
42.	Precidian ETFs Trust
43.	Quaker Investment Trust
44.	Recon Capital DAX Germany ETF, Series of ETF Series Trust
45.	Recon Capital FTSE 100 ETF (UK), Series of ETF Series Trust
46.	Recon Capital NASDAQ 100 Covered Call ETF, Series of ETF Series Trust
47.	Renaissance Capital Greenwich Funds
48.	RevenueShares ETF Trust
49.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
50.	Salient MF Trust
51.	SharesPost 100 Fund
52.	Sound Shore Fund, Inc.
53.	Steben Alternative Investment Funds
54.	Steben Select Multi-Strategy Fund
55.	The 504 Fund
56.	The Roxbury Funds
57.	TIFF Investment Program
58.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
59.	TrimTabs ETF Trust
60.	Turner Funds
61.	V2 Hedged Equity Fund, Series of Trust for Advised Portfolios
62.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
63.	Wintergreen Fund, Inc.
64.	WisdomTree Trust

The principal underwriter for certain Funds is Quasar Distributors, LLC (“Quasar”), which acts as distributor for the Registrant and the following other funds:

1.	Academy Funds Trust
2.	Advisors Series Trust
3.	Aegis Funds
4.	Allied Asset Advisors Funds
5.	Alpha Architect ETF Trust
6.	Alpine Equity Trust
7.	Alpine Income Trust
8.	Alpine Series Trust
9.	Angel Oak Funds Trust
10.	Appleton Funds
11.	Barrett Opportunity Fund, Inc.
12.	Bridge Builder Trust
13.	Bridges Investment Fund, Inc.
14.	Brookfield Investment Funds
15.	Brown Advisory Funds
16.	Buffalo Funds
17.	CG Funds Trust
18.	Compass EMP Funds Trust
19.	DoubleLine Funds Trust
20.	ETF Series Solutions
21.	Evermore Funds Trust
22.	FactorShares Trust
23.	First American Funds, Inc.
24.	FundX Investment Trust
25.	Glenmede Fund, Inc.
26.	Glenmede Portfolios

27.	Greenspring Fund, Inc.
28.	Guinness Atkinson Funds
29.	Harding Loevner Funds, Inc.
30.	Hennessy Funds Trust
31.	Hotchkis & Wiley Funds
32.	Intrepid Capital Management Funds Trust
33.	IronBridge Funds, Inc.
34.	Jacob Funds, Inc.
35.	Jensen Portfolio, Inc.
36.	Kirr Marbach Partners Funds, Inc.
37.	LKCM Funds
38.	LoCorr Investment Trust
39.	Lord Asset Management Trust
40.	MainGate Trust
41.	Managed Portfolio Series
42.	Matrix Advisors Value Fund, Inc.
43.	Merger Fund
44.	Monetta Trust
45.	Nicholas Family of Funds, Inc.
46.	Oaktree Funds
47.	Permanent Portfolio Family of Funds, Inc.
48.	Perritt Funds, Inc.
49.	PRIMECAP Odyssey Funds
50.	Professionally Managed Portfolios
51.	Prospector Funds, Inc.
52.	Provident Mutual Funds, Inc.
53.	Purisima Funds
54.	Rainier Investment Management Mutual Funds
55.	RBC Funds Trust
56.	Series Portfolio Trust
57.	Stone Ridge Trust
58.	Stone Ridge Trust II
59.	Stone Ridge Trust III
60.	Thompson IM Funds, Inc.
61.	Trust for Professional Managers
62.	Trust for Advised Portfolios
63.	USA Mutuals
64.	Wall Street EWM Funds Trust
65.	Westchester Capital Funds
66.	Wisconsin Capital Funds, Inc.
67.	YCG Funds

Item 32(b)	The following are the Officers and Manager of Foreside, one of the Registrant’s underwriters. Foreside’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

The following are the Officers and Manager of Quasar, one of the Registrant’s underwriters. The business address for each of the executive officers and directors of Quasar, except Mr. Kern is 615 East Michigan Street, Milwaukee, WI 53201. The business address for Mr. Kern is US Bancorp Fund Services, LLC, 777 East Wisconsin Avenue,

Milwaukee, WI 53202.

Name	Position with Underwriter	Position with Registrant

James Robert Schoenike	President and Board Member	None
Andrew M. Strnad	Vice President and Secretary	None
Teresa Cowan	Senior Vice President and Assistant Secretary	None
Susan LaFond	Vice President and Treasurer	None
Brett Scribner	Assistant Treasurer	None
Peter Hovel	Chief Financial Officer	None
Joseph Neuberger	Board Member	None
Robert Kern	Board Member	None

(c)	Not applicable.

Item 33.  Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the addresses below.

TrimTabs Asset Management, LLC 1345 Avenue of the Americas, 2nd Floor New York, NY 10105	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	The Bank of New York Mellon 101 Barclay Street New York, NY 10286

U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Milwaukee, WI 53201	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212	Quasar Distributors, LLC 615 East Michigan Street, Milwaukee, WI 53201

Item 34.  Management Services.

Not applicable.

Item 35.  Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 20th day of September 2016.

TRIMTABS ETF TRUST

By:	/s/ Charles Biderman
Charles Biderman
President

Pursuant to the requirements of the 1933 Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Charles Biderman	President and Trustee	September 20, 2016
Charles Biderman

/s/ Jeffrey Lazar	Principal Financial Officer	September 20, 2016
Jeffrey Lazar

/s/ Stephen J. Posner*	Trustee	September 20, 2016
Stephen J. Posner

/s/ David A. Kelly*	Trustee	September 20, 2016
David A. Kelly

/s/ Stacy L. Fuller

* Signatures affixed by Stacy L. Fuller on September 20, 2016 pursuant to a power of attorney filed December 16, 2014 with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A and filed January 27, 2016 with Post-Effective Amendment No. 2 to the Registrant’s Registration Statement.

TRIMTABS ETF TRUST

EXHIBIT INDEX

Exhibit Number	Description

(d)(ii)	Schedule A to the Investment Advisory Agreement between Registrant and TrimTabs Asset Management, LLC.
(e)(iii)	Form of Distribution Agreement between Registrant and Quasar Distributors, LLC.
(e)(iv)	Form of Quasar Authorized Participant Agreement.
(g)(ii)	Form of Custody Agreement between Registrant and U.S. Bank, N.A.
(h)(ii)	Form of Transfer Agency Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.
(h)(iv)	Form of Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.
(h)(v)	Form of Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.
(i)	Opinion and Consent of Counsel.
(m)(ii)	Schedule A to the Plan Pursuant to Rule 12b-1 with respect to shares of the Registrant.
(p)(iv)	Code of Ethics of Quasar Distributors, LLC.